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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 22, 2007

                     Tortoise Capital Resources Corporation
             (Exact Name of Registrant as Specified in Its Charter)

            Maryland                      1-33292                20-3431375
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS                   66210
(Address of Principal Executive Offices)                        (Zip Code)

                                 (913) 981-1020
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

On May 22, 2007, Tortoise Capital Resources Corporation (the "Company")
announced its investment in VantaCore Partners, LP and other investment activities. A copy of the press release is attached as Exhibit 99.1 to this Form
8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

     99.1     Press Release dated May 22, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  May 23, 2007                   By:  /s/ Terry Matlack
                                          --------------------------------------
                                            Terry Matlack
                                            Chief Financial Officer

                                  Exhibit Index

Exhibit No.         Description

99.1                Press Release dated May 22, 2007